EXHIBIT A


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Corporation: 129201 Canada Inc.

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Directors and Citizenship           Address                              Occupation
-------------------------           -------                              ----------

Bich, Genevieve                     1000 rue de La Gauchetiere Ouest     Vice-President and General Counsel
Canadian                            4100                                 Bell Canada
                                    Montreal, Quebec
                                    Canada H3B 5H8

Masse, David G.                     1000 rue de La Gauchetiere Ouest     Assistant Corporate Secretary
Canadian                            4100                                 Bell Canada
                                    Montreal, Quebec
                                    Canada H3B 5H8

McGee, Timothy E.                   483 Bay Street                       Chief Legal Officer and
Canadian                            F8S                                  Corporate Secretary
                                    Toronto, Ontario                     Bell Canada
                                    Canada M5G 2E1


Officers and Citizenship            Address                              Occupation
------------------------            -------                              ----------

Masse, David G.                     1000 rue de La Gauchetiere Ouest     Secretary
Canadian                            4100
                                    Montreal, Quebec
                                    Canada H3B 5H8

McGee, Timothy E.                   483 Bay Street                       Chairman and President
Canadian                            F8S
                                    Toronto, Ontario
                                    Canada M5G 2E1

Ruggins, Leonard F.                 1000 rue de La Gauchetiere Ouest     Vice-President and Treasurer
Canadian                            3700
                                    Montreal, Quebec
                                    Canada H3B 4Y7

Corporation: 3632709 Canada Inc.

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Directors and Citizenship           Address                              Occupation
-------------------------           -------                              ----------

Bich, Genevieve                     1000 rue de La Gauchetiere Ouest     Vice-President and General Counsel
Canadian                            4100                                 Bell Canada
                                    Montreal, Quebec
                                    Canada H3B 5H8

Masse, David G.                     1000 rue de La Gauchetiere Ouest     Assistant Corporate Secretary
Canadian                            4100                                 Bell Canada
                                    Montreal, Quebec
                                    Canada H3B 5H8


Officers and Citizenship            Address                              Occupation
------------------------            -------                              ----------

Bich, Genevieve                     1000 rue de La Gauchetiere Ouest     President
Canadian                            4100
                                    Montreal, Quebec
                                    Canada H3B 5H8

Masse, David G.                     1000 rue de La Gauchetiere Ouest     Secretary
Canadian                            4100
                                    Montreal, Quebec
                                    Canada H3B 5H8

Corporation BCE Inc.

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Directors and Citizenship           Address                              Occupation
-------------------------           -------                              ----------

Barford, Ralph MacKenzie            1903-20 Eglinton Avenue West         President
Canadian                            P.O. Box 2026                        Valleydene Corporation Limited
                                    Toronto, Ontario
                                    Canada M4R 1K8

Currie, Richard J.                  22 St. Clair Avenue East             President
Canadian                            Suite 2100                           George Weston Limited
                                    Toronto ,Ontario
                                    Canada M4T 2S7

Kaufman, Donna S.                   2 St. Clair Avenue East              Lawyer; Corporate Director
Canadian                            800
                                    Toronto, Ontario
                                    Canada M4T 2T5

Kierans, Thomas E.                  100 Richmond Street West             Chairman
Canadian                            331                                  Canadian Institute for Advanced
                                    Toronto, Ontario                     Research
                                    Canada M5H 3K6

Levitt, Brian M.                    600 de Maisonneuve Blvd. West        Corporate Director
Canadian                            19th Floor
                                    Montreal, Quebec
                                    Canada H3A 3K7

Maxwell, Judith                     250 Albert                           Economist
Canadian                            600                                  Canadian Policy Research Network
                                    Ottawa, Ontario
                                    Canada K1P 6M1

McArthur, John H.                   Harvard University                   Dean Emeritus
Canadian                            Graduate School of Business          Harvard University
                                    Administration                       Graduate School of Business
                                    Soldiers field                       Administration
                                    Boston, Massachusetts 02163
                                    USA

Monty, Jean C.                      1000 rue de La Gauchetiere Ouest     President and Chief Executive Officer
Canadian                            3700                                 BCE Inc.
                                    Montreal, Quebec
                                    Canada H3B 4Y7

Newall, J. Edward                   2015 Bankers Hall                    Chairman
Canadian                            855 - 2nd Street S.W.                Newall & Associates
                                    Calgary, Alberta
                                    Canada T2P 4J7

Saint-Pierre, Guy                   455 Rene-Levesque Blvd. West         Chairman of the Board
Canadian                            21st Floor                           Groupe SNC-Lavalin Inc.
                                    Montreal, Quebec
                                    Canada H2Z 1Z3

Tellier, Paul M.                    935 rue de La Gauchetiere O.         President and Chief Executive Officer
Canadian                            16th Floor                           Canadian National Railway Co.
                                    Montreal, Quebec
                                    Canada H3B 2M9

Wilson, Lynton R.                   181 Bay Street                       Chairman of the Board
Canadian                            4700                                 BCE Inc.
                                    BCE Place, P.O. Box 794
                                    Toronto, Ontario
                                    Canada M5J 2T3

Young, Victor L.                    70 O'Leary Avenue                    Chairman and Chief Executive Officer
Canadian                            P.O. Box 550                         Fishery Products Intl Limited
                                    St. John's, Newfoundland
                                    Canada A1C 5L1


Officers and Citizenship            Address                              Occupation
------------------------            -------                              ----------

Anderson, William D.                1000 rue de La Gauchetiere Ouest     Chief Financial Officer
Canadian                            3800
                                    Montreal, Quebec
                                    Canada H3B 4Y7

Boychuk, Michael T.                 1000 rue de la Gauchetiere Ouest     Corporate Treasurer
Canadian                            3700
                                    Montreal, Quebec
                                    Canada H3B 4Y7

Monty, Jean C.                      1000 rue de la Gauchetiere Ouest     President and Chief Executive Officer
Canadian                            3700
                                    Montreal, Quebec
                                    Canada H3B 4Y7

Nicholson, Peter J. M.              1000 rue de la Gauchetiere Ouest     Chief Strategy Officer
Canadian                            3700
                                    Montreal, Quebec
                                    Canada H3B 4Y7

Pickford, Barry W.                  1000 rue de La Gauchetiere Ouest     Vice-President, Taxation
Canadian                            3700
                                    Montreal, Quebec
                                    Canada H3B 4Y7

Ryan, Marc J.                       1000 rue de La Gauchetiere Ouest     Corporate Secretary
Canadian                            3800
                                    Montreal, Quebec
                                    Canada H3B 4Y7

Scott, C. Wesley M.                 181 Bay Street                       Chief Corporate Officer
Canadian                            4700
                                    P.O. Box 794
                                    Toronto, Ontario
                                    Canada M5J 2T3

Turcotte, Martine                   1000 rue de La Gauchetiere Ouest     Chief Legal Officer
Canadian                            3800
                                    Montreal, Quebec
                                    Canada H3B 4Y7

Corporation Bell Canada

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Directors and Citizenship           Address                              Occupation
-------------------------           -------                              ----------

Jarman, Terence James               Bell Trinity Square                  Vice-Chairman - Corporate
Canadian                            483 Bay Street, Floor 6 North        Bell Canada
                                    Toronto, Ontario
                                    Canada M5G 2E1

Kahan, James S.                     175 East Houston                     Senior Vice-President,
American                            11-A-50                              Corporate Development
                                    San Antonio, Texas                   SBC Communications Inc.
                                    United States 78205

Levitt, Brian M.                    600 de Maisonneuve Blvd. West        Corporate Director
Canadian                            19th Floor
                                    Montreal, Quebec
                                    Canada H3A 3K7

Monty, Jean C.                      1000 rue de La Gauchetiere Ouest     President and Chief
Canadian                            3700                                 Executive Officer
                                    Montreal, Quebec                     BCE Inc.
                                    Canada H3B 4Y7

Mueller, Edward A.                  175 East Houston                     President, SBC
American                            10-A-50                              International Operations
                                    San Antonio, Texas                   SBC Communications Inc.
                                    United States 78205

Newall, J. Edward                   2015 Bankers Hall                    Chairman
Canadian                            855 - 2nd Street S.W.                Newall & Associates
                                    Calgary, Alberta
                                    Canada T2P 4J7

Saint-Pierre, Guy                   455 Rene-Levesque Blvd. West         Chairman of the Board
Canadian                            21st Floor                           Groupe SNC-Lavalin Inc.
                                    Montreal, Quebec
                                    Canada H2Z 1Z3

Scott, C. Wesley M.                 181 Bay Street                       Chief Corporate Officer
Canadian                            4700                                 BCE Inc.
                                    P.O. Box 794
                                    Toronto, Ontario
                                    Canada M5J 2T3

Sheridan, John William              483 Bay Street                       Vice-Chairman -Market Groups
Canadian                            10 South                             Bell Canada
                                    Bell Trinity Square
                                    Toronto, Ontario
                                    Canada M5G 2E1

Tellier, Paul M.                    935 rue de La Gauchetiere O.         President and
Canadian                            16th Floor                           Chief Executive Officer
                                    Montreal, Quebec                     Canadian National Railway Co.
                                    Canada H3B 2M9

Officers and Citizenship            Address                              Occupation
------------------------            -------                              ----------

Blouin, Pierre J.                   2990 Matheson Blvd. East             President, Bell Mobility
Canadian                            Mississauga, Ontario
                                    Canada H3B 4L1

Bouchard, Marc                      1000 rue de La Gauchetiere Ouest     President - Bell Nexxia
Canadian                            700
                                    Montreal, Quebec
                                    Canada H3B 4Y7

Boychuk, Michael T.                 1000 rue de La Gauchetiere Ouest     Vice-President and Treasurer
Canadian                            3700
                                    Montreal, Quebec
                                    Canada H3B 4Y7

Corriveau-Gougeon, Martine          700 rue de La Gauchetiere Ouest      Senior Vice-President
Canadian                            2800                                 Special Projects
                                    Montreal, Quebec
                                    Canada H3B 2L1

Courtois, Bernard A.                105 rue Hotel de Ville               Chief Strategy Officer
Canadian                            6e etage sud
                                    Hull, Quebec
                                    Canada J8X 4H7

Cox, David Roderick                 483 Bay Street                       Chief Information Officer
Canadian                            Floor 10 South
                                    Toronto, Ontario
                                    Canada M5G 2E1

Davis, Gary M.                      1000 rue de La Gauchetiere Ouest     Vice-President and
Canadian                            Suite 700                            Corporate Controller
                                    Montreal, Quebec
                                    Canada H3B 4W5

Engel, Rudi M. E.                   483 Bay Street                       Senior Vice-President
Canadian                            Floor 6-North                        Consumer Markets, Sales &
                                    Toronto, Ontario                     Services
                                    Canada M5G 2E1

Fortin, Serge                       1600 boul. Rene-Levesque Ouest       President, Bell ActiMedia
Canadian                            1850
                                    Montreal, Quebec
                                    Canada H3H 1P9
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Gillette, Thomas J.                 483 Bay Street                       Senior Vice-President - Sales
Canadian                            Floor 6 North
                                    Toronto, Ontario
                                    Canada M5G 2E1

Goulet, Josee                       5055 Satellite Drive                 Acting President, BDI
Canadian                            Mississauga, Ontario
                                    Canada L4W 5K7

Hope, Tomasz Stanislaw              483 Bay Street                       Chief Technology Officer
Canadian                            Floor 6N
                                    Toronto, Ontario
                                    Canada M5G 2E1

Jarman, Terence James               Bell Trinity Square                  Vice-Chairman - Corporate
Canadian                            483 Bay Street, Floor 6 North
                                    Toronto, Ontario
                                    Canada M5G 2E1

Lalande, Sylvie                     700 rue de La Gauchetiere Ouest      Chief Communications Officer
Canadian                            Bureau 2800
                                    Montreal, Quebec
                                    Canada H3B 4L1

Marier, Guy                         87 rue Ontario Ouest                 President - Bell Quebec
Canadian                            500
                                    Montreal, Quebec
                                    Canada H2X 1Y8

McGee, Timothy E.                   483 Bay Street                       Chief Legal Officer and
Canadian                            F8S                                  Corporate Secretary
                                    Toronto, Ontario
                                    Canada M5G 2E1

Monty, Jean C.                      1000 rue de La Gauchetiere Ouest     Chairman and Chief Executive
Canadian                            3700                                 Officer
                                    Montreal, Quebec                     Bell Canada
                                    Canada H3B 4Y7

Mosey, Robert T.                    483 Bay Street                       Senior Vice-President - Business,
Canadian                            Floor 10 South                       Sales and Services
                                    Toronto, Ontario
                                    Canada M5G 2E1

Pickford, Barry W.                  1000 rue de La Gauchetiere Ouest     Vice-President, Taxation
Canadian                            3700
                                    Montreal, Quebec
                                    Canada H3B 4Y7

Reising, Ronald Raymond             1000 rue de La Gauchetiere Ouest     Chief Financial Officer
American                            3700
                                    Montreal, Quebec
                                    Canada H3B 4Y7

Reynolds, Randall James             483 Bay Street                       President, Bell Ontario
Canadian                            F6-N
                                    Toronto, Ontario
                                    Canada M5G 2E1

Scott, Sheridan E.                  105 Hotel de Ville                   Chief Regulatory Officer
Canadian                            Floor 6
                                    Hull, Quebec
                                    Canada J8X 4H7

Shedleur, Pierre                    930 rue D'Aiguillon                  Senior Vice President -
Canadian                            100                                  Business Markets, Quebec
                                    Quebec, Quebec
                                    Canada G1R 5M9

Sheridan, John William              483 Bay Street                       Vice-Chairman - Market Groups
Canadian                            10 South
                                    Bell Trinity Square
                                    Toronto, Ontario
                                    Canada M5G 2E1

Sheriff, Karen H.                   483 Bay Street                       Chief Marketing Officer
American                            F6N
                                    Toronto, Ontario
                                    Canada M5G 2E1

Southwell, David A.                 483 Bay Street                       President - Network Operations
Canadian                            Floor 10 South
                                    Bell Trinity Square
                                    Toronto, Ontario
                                    Canada M5G 2E1

Went, Pamela A.                     87 Ontario Street West               Senior Vice-President -
Canadian                            500                                  Consumer Markets
                                    Montreal, Quebec
                                    Canada H2X 1Y8

Wyman, Georgina                     1000 rue de La Gauchetiere Ouest     Chief Human Resources Officer
Canadian                            Suite 3700
                                    Montreal, Quebec
                                    Canada H3B 4Y7
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Corporation: Bell Canada Holdings Inc.
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Directors and Citizenship           Address                              Occupation
-------------------------           -------                              ----------

Jarman, Terence James               Bell Trinity Square                  Vice-Chairman - Corporate
Canadian                            483 Bay Street, Floor 6 North        Bell Canada
                                    Toronto, Ontario
                                    Canada M5G 2E1

Kahan, James S.                     175 East Houston                     Senior Vice-President
American                            11-A-50                              Corporate Development
                                    San Antonio, Texas                   SBC Communications Inc.
                                    United States 78205

Levitt, Brian M.                    600 de Maisonneuve Blvd West         Corporate Director
Canadian                            19th Floor
                                    Montreal, Quebec
                                    Canada H3A 3K7

Monty, Jean C.                      1000 rue de La Gauchetiere Ouest     President and
Canadian                            3700                                 Chief Executive Officer
                                    Montreal, Quebec                     BCE Inc.
                                    Canada H3B 4Y7

Mueller, Edward A.                  175 East Houston                     President, SBC
American                            10-A-50                              International Operations
                                    San Antonio, Texas                   SBC Communications Inc.
                                    United States 78205

Newall, J. Edward                   2015 Bankers Hall                    Chairman
Canadian                            855 - 2nd Street S.W.                Newall & Associates
                                    Calgary, Alberta
                                    Canada T2P 4J7

Saint-Pierre, Guy                   455 Rene-Levesque Blvd West          Chairman of the Board
Canadian                            21st Floor                           Groupe SNC-Lavalin Inc.
                                    Montreal, Quebec
                                    Canada H2Z 1Z3

Scott, C. Wesley M.                 181 Bay Street                       Chief Corporate Officer
Canadian                            4700                                 BCE Inc.
                                    P.O. Box 794
                                    Toronto, Ontario
                                    Canada M5J 2T3

Sheridan, John William              483 Bay Street                       Vice-Chairman -
Canadian                            10 South                             Market Groups
                                    Bell Trinity Square                  Bell Canada
                                    Toronto, Ontario
                                    Canada M5G 2E1

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